================================================================================
To the Stockholders

For the three months ended March 31, 2002, Seligman Select Municipal Fund delivered a total return of 0.59% based on net asset value and -0.20% based on market price. The annualized distribution rate based on current market price at March 31, 2002, was 6.04%, which is equivalent to a taxable yield of 9.84% for investors in the maximum federal tax bracket of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.28% to 1.55%.

     During the first quarter of 2002, signs continued to emerge that a US economic recovery was underway. The US Commerce Department reported that gross domestic product (GDP) expanded 1.7% in the fourth quarter of 2001, more than previously thought. Industrial production rose 0.7% in March, the biggest increase in nearly two years. Consumer confidence was also high. Encouraged by these signs, the Federal Reserve Board effectively ended its series of interest rate cuts by adopting a neutral monetary stance. However, since the strength and timing of the recovery is still uncertain, the Fed has indicated that it will probably not raise interest rates over the near term. Continued low inflation allows the Fed to leave rates untouched for now.

     As was the case in 2001, municipal yields experienced less volatility than Treasury bonds during the first quarter of 2002. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, began the quarter at 5.26% and ended the quarter at 5.32%. Overall municipal issuance was strong during the first quarter of 2002, and was in fact 10% higher versus the same period last year. Refunding bonds continued to play a major role in the municipal market, and were a useful tool for states and municipalities seeking to retire outstanding debt at lower interest rate levels. Fortunately, demand for municipal bonds has kept pace with supply, largely because of competitive taxable-equivalent yields and continued uncertainty in the stock market.

     Looking ahead, we anticipate that interest rates will remain fairly stable over the near term. If economic acceleration does prompt the Fed to raise rates later in the year, we think any such increase would be small. While higher energy prices could act as an inflationary pressure, the Fed has made it clear that it thinks high productivity levels will help restrain inflation.

     Given the economic weakness, we are closely monitoring the credit quality of the various states. However, it is important to remember that 80% of your Fund's portfolio must be invested in AAA-rated bonds. We believe that this emphasis on high-quality holdings will continue to serve investors well and help insulate the Fund from any deterioration in credit trends.

     We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                 /s/ Thomas G. Moles

                                 Thomas G. Moles
                                 President


April 30, 2002

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND DURING THE FIRST QUARTER OF 2002?

     Over the past three months, long-term municipal yields fluctuated within a modest quarter-point range, ending the period just slightly higher than at year-end. This increase caused Seligman Select Municipal Fund's net asset value to decline $0.10 during the first quarter. The US Treasury market, in contrast, experienced nearly twice the volatility over the same period, with the 10-year and 30-year Treasury bonds fluctuating by 50 and 58 basis points, respectively.

     Municipal issuance was strong during the first quarter of 2002, increasing by 10% versus the same period last year. Refunding bonds, which are generally issued to retire higher-cost debt and are interest rate sensitive, represented 26% of total supply, near the percentage for 2001. Volume varied widely among individual states, with a number of states experiencing an imbalance between supply and demand. The Fund is able to invest in the bonds of any state and can thus take advantage of supply disparity to boost investment results. Preliminary estimates for 2002 volume are in the range of $250 billion, which would represent a significant decline from 2001 levels, but would still be the fourth-highest total on record.

     Demand for municipal securities remained strong during the quarter due to the attractive after-tax yields of municipal bonds. At current yield spreads, municipal bonds continue to offer a significant yield advantage in comparison to Treasury bonds. Additionally, a growing number of investors have recognized the benefit of diversifying their investment portfolios, particularly after the disappointing equity market performance of the past two years. Further, the sharp decline in money market yields over the past year has compelled many investors to seek alternative investments to meet their fixed income requirements.

     Despite declining tax revenues and increasing demand for services, most municipal issuers have managed to weather the current economic downturn due to improved fiscal management, generally manageable debt levels, and budget surpluses amassed during the decade-long expansion. For the quarter ended March 31, 2002, Standard & Poor's reports that overall rating upgrades exceeded downgrades by a ratio of 3.4 to 1. The health care sector was the exception to these positive results, experiencing more downgrades than upgrades by a ratio of
2.5 to 1.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

     Over the past quarter, we favored municipal bonds with long maturity dates, due to the steeply sloped municipal yield curve. Given our stable outlook for long-term interest rates, we also favored bonds with current coupons.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.
--------------------------------------------------------------------------------
2

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

Continued economic weakness prompted us to focus on insured bonds, particularly in view of the narrow yield spread between AAA-rated and A-rated bonds. The Fund's emphasis on high-quality municipal bonds (80% of Fund assets must be rated AAA) should help insulate the Fund from the negative effects of a possible weakening in credit trends.

     The Fund's investment portfolio remains diversified among the various sectors of the municipal market. Pollution Control/Industrial Development bonds continued to be the Fund's largest sector weighting, and were also the portfolio's best performing sector for the first quarter of 2002. California was the top municipal issuer for the period, and it also represented the Fund's largest state concentration. The Fund had no exposure to California energy credits or to California state debt. New York credits represented the Fund's second-largest state percentage. All New York holdings are insured and rated AAA. The nation's airlines have all experienced sharply lower revenues as a result of the September 11 terrorist attack. The Fund holds several airport bonds, all of which are insured and rated AAA, the highest municipal credit rating available.

     Finally, the Fund benefited from the widening of yield spreads between long-term bonds and short-term instruments. The substantial decline in short-term yields increased the differential between the Fund's investment income and dividends paid to preferred stockholders, thereby helping to support the continuation of the Fund's common stock distributions. While short-term rates are expected to trend higher during the year, we believe that yield spreads will remain sufficiently wide for the leverage structure to continue to benefit monthly distributions.

WHAT IS YOUR OUTLOOK?

     While the outlook for the US economy continues to improve, the months to come will likely present a challenge for many states and municipalities as they struggle to balance their budgets. Most states have responded to budget deficits by adjusting expenditures through spending cuts, layoffs and hiring freezes, and capital project postponements. Others plan to combine cost-cutting measures with an increase in taxes and fees. The pace of the economic recovery should have a significant impact on municipal issuers. A strong rebound in 2002 would go a long way toward alleviating the negative effects of the recession and easing budgetary pressures. The latest economic statistics suggest that the US recovery is firmly entrenched and unlikely to reverse course. As economic growth strengthens, inflation expectations may nudge interest rates higher. Nevertheless, any increase in long-term interest rates would likely be modest, constrained by the considerable slack remaining in the economy, as well as a continuation of remarkable productivity gains. One caveat to an otherwise positive outlook: escalating violence in the Middle East and/or sharply higher oil prices pose a potential threat to the US economy's nascent recovery.

================================================================================
INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED MARCH 31, 2002

                                                        Average Annual
                                                 -------------------------------
                                    Three         One        Five           Ten
                                   Months        Year        Years         Years
                                   ------        ----        -----         -----
      Market Price**               (0.20)%       5.21%        2.67%        5.72%
      Net Asset Value**             0.59%        3.52%        6.54%        7.22%

PRICE PER SHARE

                                    March 31,     December 31,
                                      2002            2001
                                    --------      -----------
      Market Price                   $10.15          $10.32
      Net Asset Value                 11.46           11.56

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                          Capital Gain
                                                     ----------------------
                                    Dividends Paid+  Realized     Unrealized
                                    --------------   --------     ----------
                                       $0.153         $0.006       $0.408++

ANNUAL DISTRIBUTION RATE

The annualized distribution rate based on current market price at March 31, 2002, was 6.04%, which is equivalent to a taxable yield of 9.84% based on the maximum federal tax rate of 38.6%.
     ---------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

*  Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 1.280% to 1.550%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

++ Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 2002.
--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)                              MARCH 31, 2002

---------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                               RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
ALABAMA -- 6.2%             $10,000,000  Jefferson County Sewer Rev.
                                          (Capital Improvement Warrants),
                                          5.125% due 2/1/2039 ..................................   Aaa/AAA          $  9,393,300
                              5,000,000  McIntosh Industrial Development Board,
                                          Environmental Facilities Rev. (CIBASpecialty
                                          Chemicals), 5.375% due 6/1/2028 ......................     A2/A              4,728,050
ALASKA -- 1.2%                2,395,000  Alaska Energy Authority Power Rev.
                                          (Bradley Lake Hydroelectric Project),
                                          6% due 7/1/2021 ......................................   Aaa/AAA             2,638,500
CALIFORNIA -- 16.5%           9,130,000  California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project),
                                          5.75% due 12/1/2030* .................................    A1/A+              9,310,409
                              4,100,000  Foothill/Eastern Transportation Corridor Agency
                                          Toll Road Rev., 5.75% due 1/15/2040 ..................  Baa3/BBB-            4,031,284
                              4,000,000  San DiegoPublic Facilities Financing Authority
                                          Sewer Rev. Series 1999-A, 5% due 5/15/2029 ...........   Aaa/AAA             3,811,520
                              5,700,000  San Diego Public Facilities Financing Authority
                                          Sewer Rev. Series 1999-B, 5% due 5/15/2029 ...........   Aaa/AAA             5,431,416
                             10,000,000  San Francisco City and County Airports
                                          Commission Rev. (International Airport),
                                          6.30% due 5/1/2025* ..................................   Aaa/AAA            10,633,800
                              4,000,000  San Joaquin Hills Transportation Corridor Agency
                                          Rev. (Orange County Senior Lien Toll Road),
                                          6.75% due 1/1/20320 ..................................   Aaa/AAA             4,220,600
GEORGIA -- 3.5%               7,840,000  Georgia Housing and Finance Authority Rev.
                                          (Single Family Mortgage), 6.10% due 6/1/2031* ........   Aa2/AAA             8,045,173
ILLINOIS -- 3.3%              7,500,000  Chicago GOs, 5.50% due 1/1/2040 .......................   Aaa/AAA             7,416,900
LOUISIANA -- 4.2%             8,070,000  Louisiana Public Facilities Authority Hospital Rev.
                                          (Southern Baptist Hospitals, Inc. Project), 8%
                                          due 5/15/2012+ .......................................    NR/AAA             9,421,564
MASSACHUSETTS -- 3.8%         4,000,000  Massachusetts Bay Transportation Authority
                                          General Transportation System Rev.,
                                          5.625% due 3/1/20260 .................................   Aaa/AAA             4,311,920
                              4,000,000  Massachusetts Development Finance Agency
                                          Rev. (WGBH Educational Foundation),
                                          53/4% due 1/1/2042 ...................................   Aaa/AAA             4,273,800
MICHIGAN -- 0.9%              2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                          (Bronson Methodist Hospital),
                                          5.50% due 5/15/2028 ..................................    Aaa/NR             1,985,060
MINNESOTA -- 1.1%             2,500,000  Minnesota Agricultural and Economic
                                          Development Board Rev. (The Evangelical
                                          Lutheran Good Samaritan Society Project),
                                          6.625% due 8/1/2025 ..................................    A3/A-              2,603,200
MISSOURI -- 2.6%              5,980,000  Missouri State Housing Development Commission
                                          Single Family Mortgage Rev. (Homeownership
                                          Loan Program), 5.50% due 3/1/2033* ...................    NR/AAA             5,798,328

----------
See footnotes on page 7.

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited) (continued)

---------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                               RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY -- 3.5%          $ 8,000,000  New Jersey Economic Development Authority
                                          Water Facilities Rev. (American Water Co. Inc.),
                                          5.375% due 5/1/2032* .................................   Aaa/AAA          $  7,919,440
NEW YORK -- 9.6%             10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020 .....   Aaa/AAA            10,844,300
                             10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/20250 .....................................   Aaa/AAA            10,947,000
NEW YORK AND                  6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY -- 2.9%                      (JFK International Air Terminal LLC Project
                                          Rev.), 5.75% due 12/1/2022* ..........................   Aaa/AAA             6,694,350
OHIO -- 1.4%                  2,895,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/20210 ...................   Aaa/AAA             3,150,657
                                105,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021 ....................   Aaa/AAA               108,306
PENNSYLVANIA -- 7.2%          3,000,000  Delaware County Industrial Development Authority
                                          Water Facilities Rev. (Philadelphia Suburban Water),
                                          5.35% due 10/1/2031* .................................   Aaa/AAA             2,867,310
                              3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029 ...........   Aaa/AAA             3,192,960
                             10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* .......   Aaa/AAA            10,373,200
SOUTH CAROLINA -- 2.1%        5,000,000  South Carolina Ports Authority Rev., 5.30%
                                          due 7/1/2026* ........................................   Aaa/AAA             4,834,000
SOUTH DAKOTA -- 1.7%          3,665,000  South Dakota Housing Development Authority
                                          (Homeownership Mortgage Rev.),
                                          6.30% due 5/1/2030* ..................................   Aa1/AAA             3,780,337
TENNESSEE -- 3.7%             8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. duPont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024* ..........   Aa3/AA-             8,496,800
TEXAS -- 11.0%                5,000,000  Dallas-Fort Worth International Airports Rev.,
                                          5.75% due 11/1/2030* .................................   Aaa/AAA             5,039,400
                              3,000,000  Houston Airport System Rev., 5.625%
                                          due 7/1/2030* ........................................   Aaa/AAA             2,989,170
                              4,000,000  Houston Higher Education Finance Corporation Rev.
                                          (Rice University Project), 5.375% due 11/15/2029 .....   Aaa/AAA             3,934,680
                              5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030* .....   Aaa/AAA             5,189,400
                              7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 6.125% due 5/1/2030* ...................   Aaa/AAA             7,747,200
VIRGINIA -- 1.6%              5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                          (Route 895 Connector), 5.50% due 8/15/2028 ...........  Baa3/BBB-            3,588,000

----------
See footnotes on page 7.

================================================================================
                                                                  MARCH 31, 2002

---------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                               RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
WASHINGTON -- 9.2%         $ 4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.25% due 7/1/2017* ..................................   Aaa/AAA          $  5,105,908
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.35% due 7/1/2028* ..................................   Aaa/AAA             5,276,400
                            10,000,000  King County Sewer GOs, 6.125% due 1/1/2033 .............   Aaa/AAA            10,603,900
                                                                                                                    -------------
TOTAL MUNICIPAL BONDS (Cost $215,325,524) -- 97.2%............................................................       220,737,542
VARIABLE RATE DEMAND NOTES (Cost $6,050,000) -- 2.7%..........................................................         6,050,000
OTHER ASSETS LESS LIABILITIES -- 0.1%.........................................................................           308,543
                                                                                                                    ------------
NET INVESTMENT ASSETS -- 100.0%...............................................................................      $227,096,085
                                                                                                                    ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.

+  Escrowed-to-maturity security.

o  Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

                      Seligman Select Municipal Fund, Inc.

                                   MANAGED BY
                                 [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                        Investment Managers and Advisors

                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU


                                                                    CESEL3a 3/02


                                    SELIGMAN
                                ================
                                     SELECT
                                ================
                                    MUNICIPAL
                                   FUND, INC.

                                [GRAPHIC OMITTED]


                                 [SELIGMAN LOGO]
                              FIRST QUARTER REPORT
                                 MARCH 31, 2002